[Logo] M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


                               [graphic omitted]


                         MFS(R) MANAGED
                         SECTORS FUND

                         SEMIANNUAL REPORT o FEBRUARY 29, 2000



                    ---------------------------------------
                      MUTUAL FUND GIFT KITS (see page 30)
                    ---------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, fewer than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2000

--------------
(1) Source: Investment Company Institute.
(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/ 30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Toni Y. Shimura]
     Toni Y. Shimura

For the six months ended February 29, 2000, Class A shares of the Fund provided a total return of 86.93%, Class B shares 86.25%, and Class I shares 87.18%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 4.11% return over the same period for the Fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The Fund's returns also compare to a 56.37% return for the average multi-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q.  HOW DID THE FUND PERFORM OVER THE PAST SIX MONTHS?

A. We are pleased to report that the Fund has shown impressive performance, both absolutely and as compared to our benchmarks. We attribute this success to our underlying investment philosophy. Our goal for the portfolio is to try to identify the best companies in the best industries -- companies that are leaders in industries that are experiencing accelerating growth driven by positive secular trends. We actively seek out such high- growth companies, especially those we believe have the potential for generating positive earnings surprises that exceed company predictions or Wall Street expectations. We generally focus on four or five sectors at any one time.

Q.  WHAT SPECIFIC AREAS DROVE THE FUND'S RECENT OUTPERFORMANCE?

A. Over the past six months, we have tended to focus on three general areas: telecommunications, technology with a telecommunications focus, and emerging pharmaceuticals and biotechnology. Furthermore, in our search for companies with the strongest relative earnings growth, we avoided companies whose earnings growth rates were slowing or plateauing -- for example, financial services, where higher interest rates could put a damper on earnings, as well as many of the traditional steady earners such as drugstores, supermarkets, and office supply stores. It was our concern that the market would perceive these industries as being vulnerable to online- related competition. Our decision to underweight these areas freed up resources to invest in faster-growing companies and industries that we feel might benefit from a recovery in global growth.

Q.  COULD YOU ELABORATE ON YOUR INVESTMENTS IN THE TELECOMMUNICATIONS AREA?

A. In telecommunications, we have sought out companies in the United States, Europe, and Japan, where we anticipated an accelerating shift to wireless communications. Cellular companies we own shares of include Bouygues, one of the largest French cellular operators; Sonera, one of the leading Finnish cellular companies; and VoiceStream, one of the few remaining U.S. wireless entities not yet owned by a large telecommunications company. Although we believe each of these companies can continue to do well on its own, we expect that some of them may become acquisition targets for larger companies aiming for global cellular coverage. If that occurs, we feel our portfolio may benefit from the takeover premium that has often affected stock prices in this industry.

Q.  WHAT TECHNOLOGY INVESTMENTS CONTRIBUTED TO PERFORMANCE DURING THE PERIOD?

A. In the area of technology, our premier holding has been QUALCOMM. This company owns patents for the Code Division Multiple Access (CDMA) technology standard used for wireless communications in many parts of the world. As a result of its patent position, QUALCOMM gets a royalty on the communications chips and on the handsets sold. Since a large part of its revenue comes from licensing its patents, the company's earnings have benefited from high margins and high barriers to entry. However, despite its intellectual property strength, the company's stock had languished in recent years, in part because of an ongoing lawsuit with Ericsson over technology standards. Believing that the lawsuit would be settled in QUALCOMM's favor, we began to invest in it early last year. When the lawsuit was in fact settled favorably, and when global wireless growth turned out to be greater than expected, the stock responded spectacularly, amply rewarding our early endorsement. Since wireless penetration is only at about 30% of telephone users in the United States, as compared to 50% - 60% in Europe, we believe that there will continue to be strong demand for products using QUALCOMM's technology(1). We further anticipate that business in this industry will expand in the future, as more devices and technologies become available for accessing data over the Internet. Thus, we continue to look to the telecommunications-related technology sector to find fast-growing, dynamic companies.

Q. COULD YOU GIVE AN EXAMPLE THAT ILLUSTRATES HOW YOU FEEL MFS ORIGINAL RESEARCH(R) HAS UNCOVERED OPPORTUNITY IN BIOTECHNOLOGY COMPANIES?

A. In the biotechnology area, our research identified MedImmune as a company with great potential for accelerating growth. Its drug Synagis is used to treat a common form of viral pneumonia in premature infants; it may also be useful for treating lung-impaired elderly patients. Most importantly, our investigation has led us to conclude that no competition exists or is anticipated. In our opinion, the potential worldwide market for this product alone is $2.5 billion. Since MedImmune's sales in 1999 were less than $400 million, we believe there is considerable potential for earnings growth over the next few years. We continue to seek out emerging pharmaceutical companies positioned as MedImmune is, with effective products directed toward a substantial but underserved market. We believe the health care sector is likely to provide exciting opportunities for the foreseeable future.

Q.  HOW IS THE PORTFOLIO POSITIONED FOR THE REST OF 2000 AND BEYOND?

A. Going forward, we believe that the Fund's challenge will be to continue its winning performance despite a more demanding environment of fluctuating interest rates and high stock valuations. To try to accomplish this, we will continue with our present strategy of investing in what we see as the best companies in the fastest-growing industries, looking for stocks where we believe positive earnings surprises are likely and watching out for overpriced stocks where an earnings shortfall may prove damaging. We will continue to emphasize those sectors that we believe offer the greatest opportunity, as we have done with telecommunications, technology, and health care. In our view, this year holds the potential for a corrective period, especially with increasing interest rates. A correction may be precipitous, since valuations in many stocks are so extended. However, our focus on those special companies with robust growth in dynamic industries may allow us to hold to a successful course despite economic uncertainties.

/s/ Toni Y. Shimura

    Toni Y. Shimura
    Portfolio Manager

   (1) Source: MFS research.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   TONI Y. SHIMURA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MANAGED SECTORS FUND AND THE MANAGED SECTORS SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. SHE IS ALSO A PORTFOLIO MANAGER OF MFS(R) GLOBAL GROWTH FUND, MFS(R) EMERGING GROWTH SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE GLOBAL GROWTH SERIES AND THE EMERGING GROWTH SERIES, BOTH OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MS. SHIMURA JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. MS. SHIMURA IS A GRADUATE OF WELLESLEY COLLEGE AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED
   BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED,
   BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS TO PROVIDE CAPITAL APPRECIATION. DIVIDEND
                            INCOME, IF ANY, IS INCIDENTAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    DECEMBER 29, 1986

  CLASS INCEPTION:          CLASS A  SEPTEMBER 20, 1993
                            CLASS B  DECEMBER 29, 1986
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $925.1 MILLION NET ASSETS AS OF FEBRUARY 29, 2000
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH FEBRUARY 29, 2000

CLASS A
                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   +86.93%      +107.63%      +190.59%      +338.76%        +646.19%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                    --          +107.63%      + 42.70%      + 34.41%        + 22.26%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                    --          + 95.69%      + 39.91%      + 32.83%        + 21.54%
------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   +86.25%      +106.28%      +184.91%      +323.96%        +618.03%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --           +106.28%      + 41.77%      + 33.50%        + 21.79%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                   --           +102.28%      + 41.27%      + 33.37%        + 21.79%
------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   +87.18%      +108.44%      +193.55%      +337.84%        +641.54%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                   --           +108.44%      + 43.18%      + 34.36%        + 22.18%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

Class A and I share performance includes the performance of the Fund's Class B shares for the periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the restults would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Fund may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 29, 2000

FIVE LARGEST STOCK SECTORS

               TECHNOLOGY                         47.4%
               UTILITIES & COMMUNICATIONS         21.8%
               HEALTH CARE                        16.9%
               ENERGY                              2.9%
               LEISURE                             2.0%

TOP 10 STOCK HOLDINGS
ORACLE CORP.  4.6%                                 SONERA OYJ  2.0%
Database software developer and manufacturer       Finish cellular network company

JDS UNIPHASE CORP.  4.6%                           CIENA CORP.  2.0%
Developer and manufacturer of fiber-optic          Optical networking equipment company
communications components
                                                   ARM HOLDINGS PLC  2.0%
QUALCOMM INC.  3.2%                                British microprocessor design and licensing
Communications technologies and products company   company

BOUYGUES S.A.  2.4%                                IMMUNEX CORP.  1.9%
French cellular network company                    Biopharmaceutical manufacturer

NORTEL NETWORKS CORP.  2.2%                        SUN MICROSYSTEMS INC.  1.8%
Designer and developer of data and telephone       Computer systems company
networks

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 29, 2000

Stocks - 91.9%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
Energy - 2.9%
  Baker Hughes, Inc.                                                     44,400             $  1,148,850
  BJ Services Co.*                                                       16,400                  935,825
  Cooper Cameron Corp.*                                                  27,600                1,524,900
  ENSCO International, Inc.                                              96,400                2,916,100
  Global Marine, Inc.*                                                   40,000                  897,500
  Halliburton Co.                                                        51,500                1,966,656
  Nabors Industries, Inc.*                                               68,400                2,453,850
  Noble Drilling Corp.*                                                 125,000                4,500,000
  Schlumberger Ltd.                                                       1,400                  103,425
  Smith International, Inc.*                                             63,400                3,974,388
  Transocean Sedco Forex, Inc.*                                          95,500                3,766,281
  Weatherford International, Inc.*                                       66,800                3,006,000
                                                                                            ------------
                                                                                            $ 27,193,775
--------------------------------------------------------------------------------------------------------
Financial Services
  eSPEED, Inc.*                                                           1,400             $     86,713
--------------------------------------------------------------------------------------------------------
Industrial Goods & Services - 0.9%
  Caminus Corp.*                                                          1,010             $     23,861
  Teletech Holdings, Inc.*                                               27,300                1,033,987
  Vivendi (France)                                                       60,000                7,057,211
                                                                                            ------------
                                                                                            $  8,115,059
--------------------------------------------------------------------------------------------------------
Leisure - 2.0%
  AT&T Corp.*                                                            17,000             $    888,250
  Classic Communications, Inc.*                                           1,210                   26,015
  Clear Channel Communications, Inc.*                                       813                   54,166
  EchoStar Communications Corp.*                                         25,600                2,918,400
  Grupo Television S.A. de C.V., GDR (Mexico)*                           40,900                3,141,631
  Harris Interactive, Inc.*                                                 460                    4,485
  L90, Inc.*                                                              3,930                   81,793
  Lifeminders.com, Inc.*                                                    430                   22,844
  Mediacom Communications Corp.*                                          8,360                  142,643
  Mediaplex, Inc.*                                                          530                   44,255
  Sirius Satellite Radio, Inc.*                                          14,700                  896,700
  Spanish Broadcasting Systems, Inc.*                                     4,050                   77,456
  United Pan - Europe Communications N.V. (Netherlands)*                 25,100                4,952,306
  UnitedGlobalCom, Inc.*                                                 48,700                5,089,150
                                                                                            ------------
                                                                                            $ 18,340,094
--------------------------------------------------------------------------------------------------------
Health Care - 16.9%
  Abgenix, Inc.*                                                         15,200             $  4,896,300
  Alkermes, Inc.*                                                        58,400               11,205,500
  Amgen, Inc.*                                                           42,500                2,897,969
  Antigenics Inc.*                                                          880                   39,600
  Aspect Medical Systems, Inc.*                                           1,030                   67,851
  Aurora Biosciences Corp.*                                              19,000                2,033,000
  Biogen, Inc.*                                                          64,600                6,972,763
  BioSource International, Inc.*                                         66,800                1,603,200
  Celgene Corp.*                                                         67,200               11,121,600
  Cell Genesys, Inc.*                                                    18,400                  715,300
  Cephalon, Inc.                                                         35,100                2,333,053
  Chiron Corp.*                                                          18,600                  930,000
  Curagen Corp.                                                           8,000                1,828,000
  Cyberonics, Inc.*                                                      24,100                  614,550
  Cytogen Corp.                                                         161,400                2,824,500
  Digene Corp.                                                           15,100                  681,388
  eBenX, Inc.*                                                              290                   16,276
  Emisphere Technologies, Inc.                                           13,100                  734,419
  Enzo Biochem, Inc.*                                                    16,500                1,307,625
  Gene Logic, Inc.*                                                      75,800                9,048,625
  Genentech, Inc.*                                                       45,100                8,698,662
  Human Genome Sciences, Inc.*                                           10,800                2,357,100
  IDEC Pharmaceuticals Corp.*                                            15,300                2,155,388
  Immunex Corp.*                                                         80,400               15,873,975
  Inhale Therapeutic Systems Co.                                          4,400                  445,500
  Matrix Pharmaceuticals Co.                                             45,200                  785,350
  Medarex, Inc.                                                          29,900                4,858,750
  MedicaLogic, Inc.*                                                        810                   30,071
  MedImmune, Inc.                                                        56,100               11,135,850
  Merrill Lynch Biotech HOLDRs Trust                                     38,600                8,388,262
  Myriad Genetics, Inc.                                                  21,100                3,259,950
  Neoforma.com, Inc.*                                                     1,790                  106,505
  Neurocrine Biosciences, Inc.                                           21,300                  788,100
  PE Corp. (Celera Genomics Group)                                        3,000                  732,000
  PE Corp. (PE Biosystems Group)                                         88,700                9,357,850
  Pharmacopeia, Inc.                                                     39,900                2,715,694
  Pharmacyclics, Inc.                                                    20,900                1,668,081
  Protein Design Labs, Inc.                                               5,700                1,426,069
  QLT Phototherapeutics, Inc. (Canada)*                                  18,100                1,291,888
  Sepracor, Inc.*                                                        79,500                8,059,312
  Sequenom, Inc.*                                                         1,890                  222,311
  Shire Pharmaceuticals Group PLC (United Kingdom)*                      48,100                2,308,800
  Targeted Genetics Corp.                                                47,200                1,008,900
  Teva Pharmaceutical Industries Ltd., ADR (Israel)                      56,600                2,440,875
  Vical, Inc.                                                            40,900                2,415,656
  Waters Corp.*                                                          13,200                1,294,425
  Xoma Ltd.                                                              39,200                  362,600
                                                                                            ------------
                                                                                            $156,059,443
--------------------------------------------------------------------------------------------------------
Retail
  Fogdog, Inc.*                                                             470             $      4,318
  Tickets.com, Inc.*                                                      1,275                   17,372
  Webvan Group, Inc.*                                                       870                    9,896
                                                                                            ------------
                                                                                            $     31,586
--------------------------------------------------------------------------------------------------------
Technology - 47.4%
  724 Solutions, Inc. (Canada)                                            8,490             $  1,598,242
  Airnet Commerce Corp.*                                                  1,120                   65,520
  American Superconductor Corp.                                          13,200                  911,625
  Analog Devices, Inc.*                                                  72,900               11,445,300
  Applied Materials, Inc.*                                               63,900               11,689,706
  Applied Micro Circuits Corp.*                                           8,100                2,228,006
  Apropos Technology, Inc.*                                                 370                   17,714
  ARM Holdings PLC (United Kingdom)*                                    212,500               16,027,219
  ARM Holdings PLC, ADR (United Kingdom)*                                56,800               13,269,900
  ASM International N.V. (Netherlands)*                                  57,700                1,882,462
  ASM Lithography Holding N.V. (Netherlands)*                            50,300                6,444,687
  Atmel Corp.*                                                           22,800                1,128,600
  Avanex Corp.*                                                           1,170                  243,799
  Avenue A, Inc.*                                                           900                   64,800
  Banyan Systems, Inc.*                                                   5,900                  196,175
  BEA Systems, Inc.*                                                      4,200                  531,563
  Business Objects S.A., ADR (France)*                                   14,400                1,654,200
  Cabletron Systems, Inc.*                                               49,900                2,445,100
  Caliper Technologies Corp.*                                            15,440                2,745,425
  China Common Corp.*                                                       200                   24,575
  Chordiant Software, Inc.*                                                 690                   24,150
  CIENA Corp.*                                                          106,500               17,020,031
  Cisco Systems, Inc.*                                                   27,400                3,621,937
  Cobalt Networks, Inc.*                                                    390                   37,343
  Computer Associates International, Inc.                                 1,100                   70,744
  Computer Network Technology Corp.*                                      8,100                  203,006
  Conductus, Inc.*                                                       53,000                3,551,000
  Corning, Inc.                                                          23,200                4,361,600
  Digital Insight Corp.*                                                    825                   51,975
  Digital Lightwave, Inc.*                                               42,900                3,571,425
  Digital Microwave Corp.                                                38,900                1,298,287
  DigitalThink, Inc.*                                                       780                   31,785
  Ditech Communications Corp.                                            21,150                2,310,637
  Documentum, Inc.*                                                      10,400                  784,550
  E Tek Dynamics, Inc.*                                                   2,100                  573,825
  Edwards (J.D.) & Co.*                                                   2,400                   97,500
  Electro Scientific Industries, Inc.*                                    8,300                  470,506
  Eloquent, Inc.*                                                           490                   16,476
  EMS Technologies, Inc.                                                  4,900                  120,050
  Entrust Technologies, Inc.*                                            31,000                2,735,750
  eOn Communications Corp.*                                               1,860                   42,083
  Ericsson LM, ADR (Sweden)                                             151,900               14,582,400
  Extensity, Inc.*                                                          700                   50,750
  F-Secure Oyj (Finland)*                                                   600                   39,335
  FirePond, Inc.*                                                           440                   42,873
  Foundry Networks, Inc.*                                                 1,250                  174,609
  FreeMarkets, Inc.*                                                        240                   41,805
  Gilat Satellite Networks Ltd.*                                          9,800                1,469,387
  I2 Technologies, Inc.*                                                 48,600                7,946,100
  Immersion Corp.*                                                          360                   13,995
  Infonautics Corp.*                                                      8,900                   86,775
  Inforte Corp.*                                                            250                   20,109
  Intel Corp.                                                            40,000                4,520,000
  Intermagnetics General Corp.*                                          20,500                  525,313
  Intersil Holding Corp.*                                                 1,730                  102,719
  InterWAVE Communications International Ltd. (Bermuda)*                  1,950                  125,531
  ISG International Software Group Ltd. (Israel)*                        20,600                  499,550
  JDS Uniphase Corp.*                                                   147,313               38,835,390
  Keynote Systems, Inc.*                                                    575                   94,156
  Koninklijke Philips Electronics N.V., ADR (Netherlands)                 9,400                1,800,100
  Lam Research Corp.*                                                    34,300                5,355,087
  Lightspan Partnership, Inc.*                                            1,200                   13,200
  LSI Logic Corp.*                                                       88,300                5,656,719
  Manugistics Group, Inc.*                                               18,200                1,033,988
  McAfee.com Corp.*                                                       1,260                   42,998
  MDSI Mobile Data Solutions, Inc. (Canada)*                             13,900                  755,813
  Mercury Interactive Corp.*                                             13,400                1,291,425
  Micron Technology, Inc.*                                               35,000                3,432,187
  Microsoft Corp.*                                                          900                   80,438
  Motorola, Inc.                                                         69,700               11,883,850
  National Semiconductor Corp.* *                                       106,400                7,993,300
  net.Genesis Corp.*                                                        210                   11,931
  NetIQ Corp.*                                                              675                   45,309
  Network Appliance, Inc.*                                               31,800                6,002,250
  Network Solutions, Inc.*                                                9,200                2,966,425
  Niku Corp.*                                                             1,360                   93,840
  Nokia Corp., ADR (Finland)                                             76,198               15,111,016
  Nortel Networks Corp.                                                 170,800               19,044,200
  Novellus Systems, Inc.*                                                61,700                3,659,581
  Oak Technology, Inc.*                                                  23,400                  427,050
  OnDisplay, Inc.*                                                          150                   13,500
  Oracle Corp.*                                                         526,200               39,070,350
  Organic, Inc.*                                                            310                   10,579
  Peregrine Systems, Inc.*                                               24,800                1,354,700
  Portal Software, Inc.*                                                 11,000                  826,375
  Predictive Systems, Inc.*                                                 150                    9,113
  PSINet, Inc.*                                                          61,000                2,828,875
  QLogic Corp.*                                                          11,800                1,840,800
  QUALCOMM, Inc.*                                                       190,400               27,120,100
  Quantum Effect Devices, Inc.*                                             890                   85,774
  RF Micro Devices, Inc.*                                                26,400                3,651,450
  Sanmina Corp.*                                                            500                   58,531
  SAP AG, ADR (Germany)                                                   1,300                   92,706
  Siebel Systems, Inc.*                                                  28,100                3,897,119
  SkillSoft Corp.*                                                        1,690                   30,103
  Smartdisk Corp.                                                           250                   14,219
  Softbank Corp. (Japan)                                                  1,400                2,038,959
  SonicWall, Inc.*                                                          380                   34,390
  Sony Corp. (Japan)                                                      6,200                1,834,153
  Sony Corp., ADR (Japan)                                                24,200                7,583,675
  STMicroelectronics N.V. (Netherlands)*                                 19,800                3,960,000
  Sun Microsystems, Inc.*                                               164,080               15,628,620
  Taiwan Semiconductor Manufacturing Co. Ltd., ADR
   (Taiwan)*                                                             42,800                2,559,975
  Tanning Technology Corp.*                                                 900                   38,813
  Tekelec Co.*                                                           50,900                2,621,350
  Teradyne, Inc.*                                                        53,900                4,689,300
  Texas Instruments, Inc.                                                19,300                3,213,450
  Thomson Multimedia (France)*                                            4,050                  534,150
  Triquint Semiconductor, Inc.*                                          11,300                1,341,875
  Turnstone Systems, Inc.*                                                  300                   57,619
  Veeco Instruments, Inc.                                                 4,200                  344,925
  VeriSign, Inc.*                                                        46,800               11,840,400
  VERITAS Software Corp.*                                                69,950               13,841,356
  Versatel Telecommunications Co. (Netherlands)*                         42,400                2,571,216
  VIA NET.WORKS, Inc.                                                    27,360                1,805,760
  ViaSat, Inc.*                                                           6,200                  483,600
  Vicinity Corp.*                                                         2,700                  109,350
  Vignette Corp.*                                                         3,900                  898,950
  Virata Corp.*                                                             390                   57,525
  webMethods, Inc.*                                                         470                  144,789
  Wireless Facilities, Inc.*                                                430                   53,320
  Xilinx, Inc.*                                                          73,900                5,893,525
  Zi Corp. (Canada)*                                                     53,000                1,752,312
                                                                                            ------------
                                                                                            $438,318,433
--------------------------------------------------------------------------------------------------------
Utilities & Communications - 21.8%
  AirGate PCS, Inc.*                                                      1,150             $    112,700
  Allegiance Telecom, Inc.*                                              36,000                3,559,500
  Bouygues S.A. (France)                                                 24,080               20,081,428
  Calpine Corp.*                                                         93,900                8,591,850
  Carrier 1 International S.A. (Switzerland)*                             2,750                  429,506
  China Telecom Hong Kong Ltd. ADR (Hong Kong)*                          20,500                3,810,437
  China Telecom Ltd. (Hong Kong)                                        822,000                7,578,446
  Choice One Communications, Inc.*                                        1,560                   93,600
  Cypress Communications, Inc.*                                           2,460                   57,349
  Deltathree.com, Inc.*                                                     480                   20,100
  Dobson Communications Corp.                                             5,020                   95,380
  FLAG Telecom Holdings Ltd. (Bermuda)*                                  84,420                2,416,522
  France Telecom S.A. (France)                                           12,600                2,034,733
  Global Crossing Ltd. (Bermuda)*                                         7,500                  349,688
  Global TeleSystems Group, Inc.*                                         5,770                  144,250
  GRIC Communications, Inc.*                                                270                   18,934
  Hikari Tsushin, Inc. (Japan)                                              500                  951,211
  iBasis, Inc.*                                                             240                   19,320
  Intermedia Communications, Inc.*                                       46,300                2,931,369
  KPN N.V. (Netherlands)*                                                74,800                9,522,742
  Level 3 Communications, Inc.*                                          44,300                5,044,662
  Metromedia Fiber Network, Inc., "A"*                                  112,730                8,104,230
  MGC Communications, Inc.*                                              11,600                  800,400
  MobilCom AG (Germany)                                                  83,400               11,236,728
  NEXTEL Communications, Inc.*                                           75,700               10,351,975
  Nextel Partners, Inc.                                                   3,160                  101,120
  Olivetti S.p.A. (Italy)*                                            1,488,500                5,869,406
  Omnipoint Corp.*                                                      111,100               13,630,581
  Powertel, Inc.*                                                        41,200                3,857,350
  PT Multimedia SGPS S.A. (Portugal)*                                     2,610                  332,403
  Qwest Communications International, Inc.*                               9,700                  449,838
  SK Telecom Ltd., ADR (S. Korea)*                                       19,800                  889,763
  Sonera Oyj (Finland)                                                  222,400               17,174,705
  Sonera Oyj, ADR (Finland)                                               5,100                  400,350
  Sprint Corp. (PCS Group)*                                              74,200                3,839,850
  Telecom Italia Mobile S.p.A. (Italy)                                  795,700               10,854,949
  Telecom Italia S.p.A. (Italy)                                         442,400                7,766,888
  Telecomunicacoes De Sao Paulo (Brazil)                                 46,400                1,586,300
  Telefonica de Espana S.A., ADR (Spain)                                 30,900                2,678,644
  Telefonica Publicidad e Informacion S.A. (Spain)                        6,500                  444,932
  Telefonos de Mexico S.A., ADR (Mexico)                                 89,400                5,878,050
  Thus PLC (United Kingdom)*                                             43,930                  435,395
  Time Warner Telecom, Inc. "A"*                                         24,200                1,863,400
  Tritel, Inc.*                                                             810                   25,718
  Vodafone AirTouch PLC (United Kingdom)                              1,904,556               10,655,460
  VoiceStream Wireless Corp.*                                           106,200               14,131,237
  Western Wireless Corp.*                                                 6,800                  329,800
                                                                                            ------------
                                                                                            $201,553,199
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $470,758,255)                                                $849,698,302
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
MM
  Federal Home Loan Bank, due 3/01/00                                 $  73,620             $ 73,620,000
  Federal Home Loan Mortgage, due 3/21/00                                10,000                9,968,611
  Student Loan Marketing Assn., due 3/01/00                              10,195               10,195,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 93,783,611
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $564,541,866)                                           $943,481,913

Other Assets, Less Liabilities - (2.0%)                                                      (18,349,775)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $925,132,138
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $564,541,866)            $943,481,913
  Cash                                                                    2,418
  Receivable for Fund shares sold                                     9,028,348
  Receivable for investments sold                                    13,016,613
  Interest and dividends receivable                                      43,050
  Other assets                                                           37,285
                                                                   ------------
      Total assets                                                 $965,609,627
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $    649,740
  Payable for investments purchased                                  39,599,161
  Payable to affiliates -
    Management fee                                                       18,161
    Shareholder servicing agent fee                                       2,422
    Distribution and service fee                                         12,984
    Administrative fee                                                      363
  Accrued expenses and other liabilities                                194,658
                                                                   ------------
      Total liabilities                                            $ 40,477,489
                                                                   ------------
Net assets                                                         $925,132,138
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $457,591,857
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    378,942,722
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                91,189,656
  Accumulated net investment loss                                    (2,592,097)
                                                                   ------------
      Total                                                        $925,132,138
                                                                   ============
Shares of beneficial interest outstanding                           36,876,103
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $648,226,920 / 25,898,984 shares of
      beneficial interest outstanding)                                $25.03
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $26.56
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $269,045,024 / 10,663,824 shares of
      beneficial interest outstanding)                                $25.23
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $7,860,194 / 313,295 shares of beneficial
      interest outstanding)                                           $25.09
                                                                      ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 29, 2000
--------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                       $  1,736,056
    Dividends                                                           245,213
    Foreign taxes withheld                                               (4,445)
                                                                   ------------
      Total investment income                                      $  1,976,824
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,262,358
    Trustees' compensation                                               20,886
    Shareholder servicing agent fee                                     301,648
    Distribution and service fee (Class A)                              751,622
    Distribution and service fee (Class B)                              846,408
    Administrative fee                                                   32,544
    Custodian fee                                                       128,099
    Printing                                                             43,126
    Postage                                                              27,775
    Auditing fees                                                         2,294
    Legal fees                                                            1,598
    Miscellaneous                                                       123,903
                                                                   ------------
      Total expenses                                               $  4,542,261
    Fees paid indirectly                                                (43,346)
                                                                   ------------
      Net expenses                                                 $  4,498,915
                                                                   ------------
        Net investment loss                                        $ (2,522,091)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $102,670,048
    Foreign currency transactions                                      (487,087)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $102,182,961
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $308,055,384
    Translation of assets and liabilities in foreign currencies           2,762
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $308,058,146
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $410,241,107
                                                                   ------------
          Increase in net assets from operations                   $407,719,016
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                           FEBRUARY 29, 2000               AUGUST 31, 1999
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                           $ (2,522,091)                 $ (3,200,469)
  Net realized gain on investments and foreign currency
    transactions                                                 102,182,961                    58,369,793
  Net unrealized gain on investments and
    foreign currency translation                                 308,058,146                   117,110,918
                                                                ------------                  ------------
      Increase in net assets from operations                    $407,719,016                  $172,280,242
                                                                ------------                  ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                             $(47,098,386)                 $(35,737,577)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (17,392,872)                  (13,583,022)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (494,336)                     (278,421)
                                                                ------------                  ------------
      Total distributions declared to shareholders              $(64,985,594)                 $(49,599,020)
                                                                ------------                  ------------
Net increase in net assets from Fund share transactions         $125,741,234                  $  7,189,745
                                                                ------------                  ------------
      Total increase in net assets                              $468,474,656                  $129,870,967
Net assets:
  At beginning of period                                         456,657,482                   326,786,515
                                                                ------------                  ------------
  At end of period (including accumulated net investment
    loss of $2,592,097 and $70,006, respectively)               $925,132,138                  $456,657,482
                                                                ============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                           SIX MONTHS ENDED         ---------------------------------------------------------------------------
                          FEBRUARY 29, 2000               1999             1998            1997            1996            1995
                                (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning
  of period                          $14.95             $11.06           $16.81          $13.16          $15.55          $13.41
                                     ------             ------           ------          ------          ------          ------
Income from investment
  operations# -
  Net investment loss                $(0.06)            $(0.08)          $(0.12)         $(0.13)         $(0.08)         $(0.05)
  Net realized and unrealized
    gain (loss) on
    investments and foreign
    currency                          12.26               5.72            (2.49)           5.46            0.58            3.22
                                     ------             ------           ------          ------          ------          ------
  Total from investment
    operations                       $12.20             $ 5.64           $(2.61)         $ 5.33          $ 0.50          $ 3.17
                                     ------             ------           ------          ------          ------          ------
Less distributions declared
  to shareholders from net
  realized gain on
  investments and foreign
  currency transactions              $(2.12)            $(1.75)          $(3.14)         $(1.68)         $(2.89)         $(1.03)
                                     ------             ------           ------          ------          ------          ------
Net asset value - end of period      $25.03             $14.95           $11.06          $16.81          $13.16          $15.55
                                     ======             ======           ======          ======          ======          ======
Total return(+)                       86.93%++           54.92%          (18.04)%         43.92%           3.92%          26.12%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                           1.32%+             1.36%            1.38%           1.43%           1.43%           1.46%
  Net investment loss                 (0.65)%+           (0.57)%          (0.79)%         (0.93)%         (0.56)%         (0.34)%
Portfolio turnover                      210%               334%             112%             96%            117%            115%
Net assets at end of period
 (000 omitted)                     $648,227           $326,805         $227,348        $288,227        $207,504        $178,367

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                           SIX MONTHS ENDED         ---------------------------------------------------------------------------
                          FEBRUARY 29, 2000               1999             1998            1997            1996            1995
                                (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                    CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning
  of period                          $15.04             $11.08           $16.81          $13.14          $15.46          $13.35
                                     ------             ------           ------          ------          ------          ------
Income from investment
  operations# -
  Net investment loss                $(0.12)            $(0.17)          $(0.22)         $(0.23)         $(0.18)         $(0.14)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency              12.34               5.75            (2.48)           5.47            0.58            3.20
                                     ------             ------           ------          ------          ------          ------
  Total from investment operations   $12.22             $ 5.58           $(2.70)         $ 5.24          $ 0.40          $ 3.06
                                     ------             ------           ------          ------          ------          ------
Less distributions declared
  to shareholders from net
  realized gain on
  investments and foreign
  currency transactions              $(2.03)            $(1.62)          $(3.03)         $(1.57)         $(2.72)         $(0.95)
                                     ------             ------           ------          ------          ------          ------
Net asset value - end of period      $25.23             $15.04           $11.08          $16.81          $13.14          $15.46
                                     ======             ======           ======          ======          ======          ======
Total return                          86.25%++           53.89%          (18.52)%         42.95%           3.17%          25.19%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                           1.97%+             2.01%            2.02%           2.11%           2.15%           2.18%
  Net investment loss                 (1.30)%+           (1.22)%          (1.43)%         (1.60)%         (1.27)%         (1.06)%
Portfolio turnover                      210%               334%             112%             96%            117%            115%
Net assets at end of period
  (000 omitted)                    $269,045           $127,024          $97,682        $157,052        $129,858        $199,773

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED AUGUST 31,        PERIOD ENDED
                                               SIX MONTHS ENDED               --------------------------          AUGUST 31,
                                              FEBRUARY 29, 2000                 1999                1998               1997*
                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $14.99               $11.10              $16.86              $13.18
                                                         ------               ------              ------              ------
Income from investment operations# -
  Net investment loss                                    $(0.03)              $(0.03)             $(0.07)             $(0.07)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      12.30                 5.72               (2.50)               3.75
                                                         ------               ------              ------              ------
      Total from investment operations                   $12.27               $ 5.69              $(2.57)             $ 3.68
                                                         ------               ------              ------              ------
Less distributions declared to shareholders from                                                                      $
  net realized gain on investments and foreign
  currency transactions                                  $(2.17)              $(1.80)             $(3.19)               --
                                                         ------               ------              ------              ------
Net asset value - end of period                          $25.09               $14.99              $11.10              $16.86
                                                         ======               ======              ======              ======
Total return                                              87.18%++             55.45%             (17.72)%             27.92%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                               0.97%+               1.01%               1.02%               1.07%+
  Net investment loss                                     (0.34)%+             (0.21)%             (0.44)%             (0.65)%+
Portfolio turnover                                          210%                 334%                112%                 96%
Net assets at end of period (000 omitted)                $7,860               $2,829              $1,756              $2,349

  * For the period from the inception of offering Class I, January 2, 1997, through August 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Managed Sectors Fund (the Fund) is a non-diversified series of MFS Series Trust I (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 29, 2000, the value of securities loaned was $47,886,286. These loans were collateralized by U.S. Treasury securities of $47,974,723.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $31,451 under this arrangement. The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $11,895 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,174 for the six months ended February 29, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $46,772 for the six months ended February 29, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares, pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $41,698 for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,261, for the six months ended February 29, 2000. Fees incurred under the distribution plan during the six months ended February 29, 2000, 1.00% of average daily net assets attributable to Class B shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 29, 2000, were $829, and $48,214 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,204,525,795 and $1,172,994,324, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $564,541,866
                                                                 ------------
Gross unrealized appreciation                                    $380,201,749
Gross unrealized depreciation                                      (1,261,702)
                                                                 ------------
    Net unrealized appreciation                                  $378,940,047
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
              SIX MONTHS ENDED FEBRUARY 29, 2000   YEAR ENDED AUGUST 31, 1999
              ----------------------------------   --------------------------
                           SHARES         AMOUNT        SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold             4,997,146   $100,001,500     15,037,594   $210,364,788
Shares issued to
  shareholders in
  reinvestment of
  distributions         2,419,578     43,914,475      2,778,022     33,286,301
Shares reacquired      (3,374,816)   (65,396,234)   (16,511,548)  (230,622,701)
                        ---------   ------------     ----------   ------------
    Net increase        4,041,908   $ 78,519,741      1,304,068   $ 13,028,388
                        =========   ============     ==========   ============

Class B Shares
              SIX MONTHS ENDED FEBRUARY 29, 2000    YEAR ENDED AUGUST 31, 1999
              ----------------------------------    --------------------------
                           SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------
Shares sold                         $                             $
                        3,184,170   $ 65,004,000      2,983,721   $ 41,919,434
Shares issued to
  shareholders in
  reinvestment of
  distributions           893,825     16,386,419      1,073,220     12,986,121
Shares reacquired      (1,860,781)   (36,533,344)    (4,428,148)   (61,169,706)
                        ---------   ------------     ----------   ------------
    Net increase
     (decrease)         2,217,214   $ 44,857,075       (371,207)  $ (6,264,151)
                        =========   ============     ==========   ============

Class I Shares
              SIX MONTHS ENDED FEBRUARY 29, 2000    YEAR ENDED AUGUST 31, 1999
              ----------------------------------    --------------------------
                           SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------
Shares sold                99,218   $  1,904,750         36,801   $    535,362
Shares issued to
  shareholders in
  reinvestment of
  distributions            27,191        494,336         23,260        278,422
Shares reacquired          (1,781)       (34,668)       (29,641)      (388,276)
                        ---------   ------------     ----------   ------------
    Net increase          124,628   $  2,364,418         30,420   $    425,508
                        =========   ============     ==========   ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks u nder a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended February 29, 2000, was $2,327. The Fund had no significant borrowings during the period.

MFS(R) MANAGED SECTORS FUND
TRUSTEES                                                 ASSISTANT TREASURERS
Richard B. Bailey+ - Private Investor; Former            Mark E. Bradley*
Chairman and Director (until 1991), MFS Investment       Ellen Moynihan*
Management(R)                                            James O. Yost*

Marshall N. Cohan+ - Private Investor                    SECRETARY
                                                         Stephen E. Cavan*
Lawrence H. Cohn, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital; Professor         ASSISTANT SECRETARY
of Surgery, Harvard Medical School                       James R. Bordewick, Jr.*

The Hon. Sir J. David Gibbons, KBE+ - Chief              CUSTODIAN
Executive Officer, Edmund Gibbons Ltd.; Chairman,        State Street Bank and Trust Company
Colonial Insurance Company, Ltd.
                                                         INVESTOR INFORMATION
Abby M. O'Neill+ - Private Investor                      For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Walter E. Robb, III+ - President and Treasurer,          kit, call toll free: 1-800-637-2929 any business
Benchmark Advisors, Inc. (corporate financial            day from 9 a.m. to 5 p.m. Eastern time (or leave a
consultants); President, Benchmark Consulting            message anytime).
Group, Inc. (office services)
                                                         INVESTOR SERVICE
Arnold D. Scott* - Senior Executive                      MFS Service Center, Inc.
Vice President, Director, and Secretary,                 P.O. Box 2281
MFS Investment Management                                Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief                  For general information, call toll free:
Executive Officer, MFS Investment Management             1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt+ - President, Insight Resources,
Inc. (acquisition planning specialists)                  For service to speech- or hearing-impaired, call
                                                         toll free: 1-800-637-6576 any business day from 9
Ward Smith+ - Former Chairman (until 1994), NACCO        a.m. to 5 p.m. Eastern time. (To use this service,
Industries (holding company)                             your phone must be equipped with a
                                                         Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For share prices, account balances, exchanges, or
500 Boylston Street                                      stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                              WORLD WIDE WEB
500 Boylston Street                                      www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Toni Y. Shimura*

TREASURER
W. Thomas London*


+ Independent Trustee
* MFS Investment Management

MFS(R) MANAGED                                                  ------------
SECTORS FUND                                                      BULK RATE
                                                                U.S. POSTAGE
[Logo] M F S(R)                                                     PAID
INVESTMENT MANAGEMENT                                               MFS
  We invented the mutual fund(R)                                ------------


500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                     MMS-3  4/00 43M 08/208/808